HSBC Funds

HSBC Emerging Markets Debt Fund
HSBC Frontier Markets Fund
HSBC Asia ex-Japan Smaller Companies Equity Fund
HSBC Global High Yield Bond Fund
HSBC Global High Income Bond Fund
(each, a “Fund” and collectively, the “Funds”)

Supplement dated January 18, 2019
to the Prospectus dated February 28, 2018, as supplemented from time to time
(the “Prospectus”)

Effective immediately, the following changes are being made to the Prospectus:

The following is added after the first sentence of the “Fees and Expenses of the Fund” subsection of the “Summary Section” for each Fund:

The table does not take into account brokerage commissions that you may pay on your purchases of Class I Shares of the Fund.

The following is added after the fourth sentence of the “Example” subsection of the “Summary Section” for each Fund:

The Example does not take into account brokerage commissions that you may pay on your purchases of Class I Shares of the Fund.

The following is added after the first sentence of the “Distribution Arrangements/Sales Charges—Class I Shares” section of the Prospectus:

However, if you are effecting transactions in Class I Shares through a broker or financial intermediary that is acting as your agent, you may be required to pay a commission directly to your broker or financial intermediary. In addition to Class I Shares, each Fund also offers Class A Shares to investors. Class A Shares are subject to different fees and expenses (which affect performance) and are entitled to different services than Class I Shares.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR
FUTURE REFERENCE